U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K


                                      CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): August 2, 2005

                            5G WIRELESS COMMUNICATIONS, INC.
                 (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30448               20-0420885
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
         of Incorporation)                               Identification No.)

    4136 Del Rey Avenue, Marina Del Rey, California            90292
       (Address of Principal Executive Offices)              (Zip Code)

             Company's telephone number, including area code:  (310) 448-8022



               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) On September 22, 2004, the Company entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors purchased $2,000,000 in convertible notes. The promissory notes are convertible into restricted shares of common stock of the Company at a price per share equal to the lesser of 75% of an average of the lowest five-day bid prices for the shares during a ninety day look back period, or $0.05 per share. See Exhibit 4.1.

     On August 2, and August 3, 2005, the Company issued restricted shares of common stock as a partial conversion of the second
$1,000,000 in convertible notes (principal and accrued interest) described above, as follows:

Name of Recipient                    Number of Shares    Value

Longview Fund, LP                       7,203,130        $24,850
Longview Equity Fund, LP               11,404,956         39,347
Longview International
Equity Fund, LP                         1,400,000          4,832

Total                                  20,008,086        $69,029

     (b) On March 22, 2005, the Company entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and
Longview International Equity Fund, LP whereby these investors purchased $1,000,000 in convertible notes. See Exhibit 4.2.

     The promissory notes are convertible into common stock of the Company at a price per share equal to subject to the lower of (i) $0.01, or (ii) 75% of the average of the five lowest closing bid prices of the common stock as reported by Bloomberg L.P. for the principal market for the 90 trading days preceding a conversion date. The maximum conversion price is $0.01. See Exhibit 4.3.

     On August 4, 2005, the Company issued restricted shares of common stock as a partial conversion of the $1,000,000 in convertible notes (principal and accrued interest) described above, as follows:

Name of Recipient                  Number of Shares    Value

Longview Fund, LP                     3,659,336        $12,514
Longview Equity Fund, LP              5,096,932         17,431
Longview International
Equity Fund, LP                       1,698,976          5,810

Total                                10,455,244        $35,755

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: August 8, 2005                  By: /s/ Don Boudewyn
                                       Don Boudewyn
                                       Executive Vice
                                       President/Secretary/Treasurer

                                    EXHIBIT INDEX

Number                    Description

4.1 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004, and Form of Convertible Note (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E:
        Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G: Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit
        C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K; Schedule 5(d): Additional Issuances; Schedule 5(q): Undisclosed Liabilities; Schedule 5(s): Capitalization; Schedule 9(e) Use of Proceeds;
        Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (incorporated by reference to Exhibit 4 of the Form 8-K filed on September 30, 2004).

4.2 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated March 22, 2005 (including the following items: Exhibit A: Form of Class A Warrant; Exhibit B: Funds Escrow Agreement; Exhibit C: Security Agreement; Exhibit D: Collateral Agent Agreement; and Exhibit G: Form of Limited Standstill Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit E: Legal Opinion; Exhibit F: Form of Public Announcement or Form 8-K; Schedule 5(d): Additional Issuances/Capitalization; Schedule 5(q): Undisclosed Liabilities; Schedule 5(x): Subsidiaries; Schedule 9(e) Use of Proceeds; and Schedule 9(p): Limited Standstill Providers) (filed herewith).

4.3     Form of Secured Convertible Note between 5G Wireless
        Communications, Inc., on the one hand, and Holders on the other hand, dated March 22, 2005 (filed herewith).